UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 15, 2013

(Date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-53166	77-0664193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of principal executive offices) (Zip Code)

(303) 396-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 15, 2013, MusclePharm Corporation (the “Company”) issued a press release announcing results for the quarter ended March 31, 2013. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	MusclePharm Corporation Press Release issued May 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Dated: May 15, 2013
	By:	/s/ Brad J. Pyatt
	Name:	Brad J. Pyatt
	Title:	Chief Executive Officer and President